Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated July 28, 1997 included in Snyder Communications Inc.'s registration statement on Form S-1, dated August 15, 1997, and to all references to our Firm included in this registration statement.



                                              /s/  ARTHUR ANDERSEN LLP

                                              Arthur Andersen LLP

Washington, D.C.
August 15, 1997